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                                                                      EXHIBIT 24



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


      We consent to the incorporation by reference in this Registration Statement on Form SB-2 and in the related prospectuses of our report dated January 21, 2000 on our audit of the consolidated financial statements of Unitrend, Inc. contained in its Registration Statement on FOrm 10/A, File No. 1-15777, as filed with the Securities and Exchange Commission.



                                       /s/ GBQ Partners, LLP
                                       ----------------------------------------
                                       GBQ Partners, LLP


Columbus, Ohio
November 30, 2000